EXHIBIT 10.7
Joinder Agreement for Securities Purchase Agreement

The undersigned hereby agrees, effective as of the date hereof, to become a party to that certain Securities Purchase Agreement (the “Agreement”) dated as of February 24, 2010, by and among SinoHub, Inc. (the “Company”) and the parties named therein, and for all purposes of the Agreement, the undersigned shall be included within the term “Investor” (as defined in the Agreement).  The undersigned further confirms that the representations and warranties contained in Section 3.2 of the Agreement are true and correct as to the undersigned as of the date hereof.

Date: February 25, 2010

NAME OF INVESTOR

By:	/s/ Matthew Hayden
Name: Matthew Hayden
Title: Investor

Investment Amount: $	150,000

Tax ID No.:

ADDRESS FOR NOTICE

c/o:	Merrill Lynch

Street:	150 Fayetteville Street

City/State/Zip:	Raleigh, NC 27601

Attention:	Valerie Ebert

Tel:	919-829-2083

Fax:	919-827-0094

DELIVERY INSTRUCTIONS (if different from above)

c/o:

Street:

City/State/Zip:

Attention:

Tel: